Capital Group U.S. Equity FundSM
Investment portfolio
July 31, 2021
unaudited
Common stocks 98.56% Information technology 21.63%	Shares	Value (000)
Microsoft Corp.	60,031	$17,103
Visa, Inc., Class A	54,968	13,544
Apple, Inc.	45,798	6,680
ASML Holding NV (New York registered) (ADR)	8,440	6,471
Broadcom, Inc.	9,881	4,796
Adobe, Inc.[1]	6,918	4,300
Fidelity National Information Services, Inc.	23,660	3,527
KLA Corp.	8,920	3,106
Intel Corp.	42,400	2,278
GoDaddy Inc., Class A1	25,000	2,096
Lam Research Corp.	3,170	2,021
Jack Henry & Associates, Inc.	10,922	1,901
Texas Instruments, Inc.	8,562	1,632
SAP SE (ADR)	8,100	1,164
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	7,500	875
Elastic NV, non-registered shares[1]	5,200	770
		72,264
Financials 14.99%
Marsh & McLennan Companies, Inc.	59,290	8,729
JPMorgan Chase & Co.	39,430	5,985
Aon PLC, Class A	20,800	5,409
Chubb, Ltd.	31,780	5,363
Moody’s Corp.	9,375	3,525
Intercontinental Exchange, Inc.	29,350	3,517
CME Group, Inc., Class A	13,875	2,943
State Street Corp.	31,687	2,761
Truist Financial Corp.	47,423	2,581
MSCI, Inc.	4,200	2,503
Discover Financial Services	15,200	1,890
Arthur J. Gallagher & Co.	10,300	1,435
First Republic Bank	7,000	1,365
Travelers Companies, Inc.	7,100	1,057
Nasdaq, Inc.	5,550	1,036
		50,099
Health care 13.45%
UnitedHealth Group, Inc.	19,052	7,854
Eli Lilly and Company	20,800	5,065
Danaher Corp.	15,573	4,633
Seagen, Inc.[1]	27,605	4,234
Abbott Laboratories	27,515	3,329
Edwards Lifesciences Corp.[1]	25,350	2,846
Anthem, Inc.	7,375	2,832
AstraZeneca PLC (ADR)	43,650	2,498
Humana Inc.	4,785	2,038
Gilead Sciences, Inc.	26,924	1,839
Capital Group U.S. Equity Fund — Page 1 of 6

unaudited
Common stocks (continued) Health care (continued)	Shares	Value (000)
Novo Nordisk A/S, Class B (ADR)	17,100	$1,583
Merck & Co., Inc.	16,000	1,230
Cigna Corp.	4,565	1,048
Neurocrine Biosciences, Inc.[1]	10,200	951
Roche Holding AG (ADR)	16,600	801
Centene Corp.[1]	11,600	796
Biohaven Pharmaceutical Holding Co., Ltd.[1]	6,200	781
Ultragenyx Pharmaceutical, Inc.[1]	5,100	407
Allogene Therapeutics, Inc.[1]	6,400	140
Organon & Co.[1]	1,200	35
		44,940
Industrials 10.74%
Waste Connections, Inc.	45,710	5,791
Northrop Grumman Corp.	12,170	4,418
CSX Corp.	122,850	3,971
Carrier Global Corp.	42,831	2,366
TransDigm Group, Inc.[1]	3,385	2,170
Norfolk Southern Corp.	8,296	2,139
AMETEK, Inc.	14,500	2,016
Airbus Group SE (ADR)[1]	50,200	1,723
Waste Management, Inc.	10,620	1,575
HEICO Corp.	8,600	1,163
HEICO Corp., Class A	3,000	364
RELX PLC (ADR)	42,140	1,249
ITT, Inc.	12,400	1,214
Honeywell International, Inc.	5,100	1,192
Deere & Company	3,200	1,157
Equifax, Inc.	3,750	977
Raytheon Technologies Corp.	10,900	948
Trinity Industries, Inc.	28,566	774
BWX Technologies, Inc.	11,555	664
		35,871
Communication services 10.26%
Alphabet, Inc., Class C1	2,377	6,428
Charter Communications, Inc., Class A1	7,976	5,934
Comcast Corp., Class A	92,140	5,421
Facebook, Inc., Class A1	13,200	4,703
Netflix, Inc.[1]	7,674	3,972
Cable One, Inc.	1,948	3,678
Activision Blizzard, Inc.	38,840	3,248
Electronic Arts, Inc.	6,200	893
		34,277
Consumer discretionary 8.59%
Amazon.com, Inc.[1]	2,313	7,697
Chipotle Mexican Grill, Inc.[1]	3,400	6,336
NIKE, Inc., Class B	27,605	4,624
Dollar General Corp.	17,919	4,169
Hilton Worldwide Holdings, Inc.[1]	17,448	2,293
YUM! Brands, Inc.	13,277	1,744
Capital Group U.S. Equity Fund — Page 2 of 6

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
EssilorLuxottica (ADR)	11,993	$1,132
Darden Restaurants, Inc.	4,900	715
		28,710
Consumer staples 7.22%
Philip Morris International, Inc.	42,282	4,232
Carlsberg A/S, Class B (ADR)	86,325	3,191
Estée Lauder Companies, Inc., Class A	6,687	2,232
Anheuser-Busch InBev SA/NV (ADR)	35,100	2,211
Nestlé SA (ADR)	15,955	2,021
Procter & Gamble Company	13,036	1,854
Mondelez International, Inc.	28,300	1,790
Costco Wholesale Corp.	3,850	1,654
British American Tobacco PLC (ADR)	36,219	1,356
General Mills, Inc.	18,816	1,108
PepsiCo, Inc.	6,582	1,033
Hormel Foods Corp.	17,200	798
Church & Dwight Co., Inc.	7,500	649
		24,129
Real estate 3.92%
Equinix, Inc. REIT	7,350	6,030
Crown Castle International Corp. REIT	24,550	4,740
American Tower Corp. REIT	8,225	2,326
		13,096
Materials 2.75%
Linde PLC	12,980	3,990
Air Products and Chemicals, Inc.	7,908	2,301
Sherwin-Williams Company	6,960	2,026
Barrick Gold Corp.	40,000	871
		9,188
Energy 2.71%
Chevron Corp.	34,940	3,557
ConocoPhillips	45,709	2,562
EOG Resources, Inc.	31,098	2,266
TC Energy Corp.	13,700	668
		9,053
Utilities 2.30%
Exelon Corp.	39,883	1,867
Sempra Energy	13,320	1,740
NextEra Energy, Inc.	18,000	1,402
AES Corp.	44,000	1,043
CenterPoint Energy, Inc.	39,707	1,011
Ørsted AS (ADR)	12,200	606
		7,669
Total common stocks (cost: $157,550,000)		329,296
Capital Group U.S. Equity Fund — Page 3 of 6

unaudited
Short-term securities 1.46% Money market investments 1.46%	Shares	Value (000)
Capital Group Central Cash Fund 0.05%[2,3]	48,951	$4,895
Total short-term securities (cost: $4,895,000)		4,895
Total investment securities 100.02% (cost: $162,445,000)		334,191
Other assets less liabilities (0.02)%		(76)
Net assets 100.00%		$334,115
Investments in affiliates3

	Value of affiliates at 11/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliates at 7/31/2021 (000)	Dividend income (000)
Short-term securities 1.46%
Money market investments 1.46%
Capital Group Central Cash Fund 0.05%[2]	$10,533	$30,298	$35,935	$—[4]	$(1)	$4,895	$6
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 0.05%[2]	—	—[5]				—	—[6]
Total short-term securities						4,895
Total 1.46%				$—[4]	$(1)	$4,895	$6
[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 7/31/2021.
[3]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[4]	Amount less than one thousand.
[5]	Represents net activity.
[6]	Dividend income is included with securities lending income and is not shown in this table.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Capital Group U.S. Equity Fund — Page 4 of 6

unaudited
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At July 31, 2021, all of the fund’s investments were classified as Level 1.
Key to abbreviation
ADR = American Depositary Receipts
Capital Group U.S. Equity Fund — Page 5 of 6

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Capital Private Client Services Funds. This and other important information is contained in the prospectus, which can be obtained from your investment counselor and should be read carefully before investing.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2021 Capital Group. All rights reserved.
MFGEFP3-124-0921O-S85301	Capital Group U.S. Equity Fund — Page 6 of 6